SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is dated as of December ___, 2007, by and among Shin Mei Enterprises Limited, a corporation organized under the laws of the Independent State of Samoa (the "Company"), Shen Yu-ping, a Taiwanese national with an address at 6F-2, #18, Lane 180, Sec. 6, Ming Chung E. Rd. Taipei, Taiwan and a passport number of 201008919 ("Shen"), Peter Zhang, a Taiwanese national with an address at _ 2F, #130, Sec. 9, Yan Ping N. Rd. Taipei, Taiwan and a passport number of 131115023 ("Zhang," together with Shen, the "Shareholders"), and the purchasers identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase on the Closing Date from the Company in the aggregate, up to $2,250,000 principal amount of secured convertible promissory notes and Warrants to purchase 2,250,000 shares of Common Stock.

WHEREAS, the Company is contemplating a merger or similar type of transaction combining (a "Reverse Merger") the Company with an unspecified publicly traded entity (the "Public Entity") on or before March 31, 2008, and the parties desire that following the completion of the Reverse Merger, the Warrants be exercisable for shares of common stock of the Public Entity on the same terms as set forth in Warrants.

WHEREAS, Yu-ping and Zhang are the sole shareholders (directly or indirectly) of the Company.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

"Action" shall have the meaning ascribed to such term in Section 3.1(j).

"Actual Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon conversion or exercise in full of all Notes and Warrants.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

"Applicable Laws" means any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which any of the Group Companies is subject, or by which any property or asset of the Group Companies is bound or affected, including, without limitation, the United States of America, the People's Republic of China and the Independent State of Samoa ("Samoa").

"Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

"Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) each Purchaser's obligations to pay the Subscription Amount have been satisfied or waived (ii) and the Company's obligations to deliver the Securities have been satisfied or waived.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the common stock of the Company, par value $_____ per share, and any securities into which such common stock shall hereinafter been reclassified into, including without limitation securities issued by the Public Entity.

"Common Stock Equivalents" means any securities which would entitle the holder thereof to acquire at any time common stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, common stock.

"Company Counsel" means Guzov Ofsink LLC, ____________________.

"Company Shares" means the shares of Common Stock owned by each of the Shareholders.

"Conversion Price" shall have the meaning ascribed to such term in the Note.

"Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

"Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

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"Employment Agreement" means the form of employment agreement attached hereto as Exhibit A.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exempt Issuance" the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, and (b) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities.

"Financing" means the equity financing transaction by the Public Entity in the minimum amount of $7,000,000 that is contemplated to be consummated contemporaneously with the Reverse Merger.

"GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

"Group Company" means the Company and each of its Subsidiaries.

"Guaranty" means the guaranty dated of even date herewith executed by each of the Shareholders in favor of the Purchasers providing for the guaranty of the Company's obligations under the Notes.

"Key Employee" means each of the employees named on Schedule _____ of this Agreement.

"Knowledge" means the actual knowledge of a Person and that knowledge which should have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent business Person would have made or exercised in the management of his or her business affairs, including due inquiry of those officers, directors, key employees and professional advisers (including attorneys, accountants and consultants) of the Person and its Affiliates who could reasonably be expected to have Knowledge of the matters in question.

"Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Losses" means any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation.

"Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

"Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

"Notes" means the secured convertible promissory notes in the form of Exhibit B in the aggregate principal amount of $2,250,000.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Registration Rights Agreement" means the Registration Rights Agreement that will be entered into between the Public Entity and the investors in the Financing.

"Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Underlying Shares.

"Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"SEC Reports" shall have the meaning ascribed to such term in Section 3.1(h).

"Securities" means the Notes, the Warrants and the Underlying Shares.

"Securities Act" means the Securities Act of 1933, as amended.

"Shareholder Approval" means such approval as may be required by the applicable rules and regulations of the Trading Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares and shares of Common Stock issuable upon exercise of the Warrants.

"Shareholder Pledge and Escrow Agreement" means the agreement in the form of Exhibit C providing for the pledge by the Shareholders of the Company Shares and the deposit thereof into escrow as collateral security for the Company's obligations hereunder and under the Notes.

"Short Sales" shall include, without limitation, all "short sales" as defined in Rule 3b-3 of the Exchange Act.

"Subscription Amount" shall mean, as to each Purchaser, the amount to be paid for the Notes and the Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement, in United States Dollars.

"Subsidiary" means any subsidiary of the Company that is required to be listed in Schedule 3.1(a).

"Trading Day" means any day during which the Trading Market shall be open for business.

"Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market.

"Transaction Documents" means this Agreement, the Notes, the Warrants, the Guaranty, the Shareholder Pledge and Escrow Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

"Underlying Shares" means the shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants.

"Warrants" means the Warrants in the form of Exhibit D, delivered to the Purchasers at the Closing in accordance with Section 2.2 hereof, which warrants shall be exercisable immediately upon issuance for a term of five years at $1.00.

"Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II
PURCHASE AND SALE

2.1 Closing. On the Closing Date, each Purchaser shall purchase from the Company, severally and not jointly with the other Purchasers, and the Company shall issue and sell to each Purchaser (a) Notes in the principal amount equal to such Purchaser's Subscription Amount, and (b) Warrants to purchase one share for each dollar in principal amount under the Notes. The aggregate principal amount of the Notes sold hereunder shall be $2,250,000. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of Sichenzia Ross Friedman Ference LLP, 1056 Avenue of the Americas, New York, New York 10018 or such other location as the parties shall mutually agree.

2.2 Conditions to Closing. The Closing is subject to the satisfaction or waiver by the party to be benefited thereby of the following conditions:

(a) The Company and the Shareholders shall have delivered or caused to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company and each of the Shareholders;

(ii) the Notes evidencing the principal amount equal to such Purchaser's Subscription Amount, registered in the name of such Purchaser;

(iii) Warrants registered in the name of such Purchaser to purchase one share of Common Stock for each dollar in principal amount under the Note purchased hereby;

(iv) A legal opinion of Company Counsel, in the form of Exhibit E attached hereto, addressed to each Purchaser;

(v) the Shareholder Pledge and Escrow Agreement duly executed by each Shareholder;

(vi) the Guaranty duly executed by each Shareholder;

(vii) a certificate, signed by the Secretary of the Company, attaching (i) the charter and By-Laws of the Company, and (ii) resolutions passed by its Board of Directors to authorize the transactions contemplated hereby and by the other Transaction Documents, and certifying that such documents are true and complete copies of the originals and that such resolutions have not been amended or superseded, it being understood that such Purchaser may rely on such certificate as a representation and warranty of the Company made herein; and

(viii) a certificate, signed by the Chief Executive Officer of the Company, certifying that the conditions specified in this Section have been fulfilled as of the

Closing, it being understood that such Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein.

(b) At the Closing, each Purchaser shall have delivered or caused to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser;

(ii) the Escrow Agreement duly executed by such Purchaser; and

(iii) such Purchaser's Subscription Amount by wire transfer to the account as specified in writing by the Company.

(c) All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

(d) The Company or other Group Companies, as the case may be, shall have entered into the Employment Agreements with each of the key Employees.

(e) Pursuant to the terms of the Pledge and Escrow Agreement, the Shareholders shall have deposited into escrow the Company Shares, accompanied by documentation sufficient to vest in the Purchasers all title and ownership in the event of a Default (as such terms is defined in the Shareholder Pledge and Escrow Agreement).

(f) The Company shall have delivered to the Purchasers documentary evidence of an increase in the Company's number of shares it is authorized to issue to no less than 15,000,000 shares of Common Stock certified by the appropriate governmental agency.

(g) The Company shall have delivered to the Purchasers documentary evidence of a restructuring of the Group Companies to the satisfaction of the Purchasers and the placement agent for the transaction contemplated hereunder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof, the Company and each of the Shareholders, jointly and severally, hereby make the representations and warranties set forth below to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary owned by it free and clear of any Liens,

and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

(b) Organization and Qualification. Each of the Group Companies is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Group Companies is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or financial condition of any of the Group Companies, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than Required Approvals. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity. None of the Group Companies is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Group Companies' certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Group Companies, or give to others any rights of termination, amendment, acceleration or

cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Group Company's debt or otherwise) or other understanding to which the Group Company is a party or by which any property or asset of the Group Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of Applicable Laws, or (iv) conflict with or violate the terms of any agreement by which the Group Company is bound or to which any property or asset of the Group Companies is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. None of the Group Companies is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of a Form D pursuant to Commission Regulation D, and (ii) applicable Blue Sky filings (collectively, the "Required Approvals").

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Actual Minimum on the date hereof.

(g) Capitalization. The capitalization of the Company consist of 4,000,000 shares of Common Stock, all of which are issued and outstanding. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities , there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which any Group Company is or may become bound to issue additional shares of Common Stock, or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all Applicable Laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the shares of the Notes. There are no stockholders agreements, voting agreements or other similar agreements with respect to

the Company's capital stock to which the Company is a party or, to the Knowledge of the Company or any Shareholder, between or among any of the Company's stockholders.

(h) Financial Statements. Schedule 3(h) contains the Company's audited balance sheet as of December 31, 2006 and the profit and loss statement for the year then ended, and the unaudited balance sheet as of July 31, 2007 and the profit and loss statement for the seven months then ended (collectively, the "Financial Statements"). The Financial Statements comply in all material respects with applicable accounting requirements. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes. Since the date of the latest Financial Statements, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of the Company or any Shareholder, threatened against or affecting the Group Companies or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Group Companies, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under Applicable Laws or a claim of breach of fiduciary duty. There has not been, and to the Knowledge of the Company or any Shareholder, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

(k) Labor Relations. No material labor dispute exists or, to the Knowledge of the Company or any Shareholder, is imminent with respect to any of the employees of the

Group Companies, which could reasonably be expected to result in a Material Adverse Effect.

(l) Compliance. None of the Group Companies (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Group Companies under), nor have the Group Companies received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any Applicable Laws except in each case as could not have a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and none of the Group Companies have received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Group Companies have valid land use rights with respect to all real property owned by them that is material to the business of the Group Companies and good and marketable title in all personal property owned by them that is material to the business of the Group Companies, in each case free and clear of all Liens, except as set forth on Schedule 3.1(n), and except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Group Companies. Any real property and facilities held under lease by the Group Companies are held by them under valid, subsisting and enforceable leases all of which the Group Companies are in compliance with, except as does not individually or in the aggregate have a Materially Adverse Effect..

(o) Patents and Trademarks. The Group Companies have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses and which the failure to do so have or could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). None of the Group Companies has received a written notice that the Intellectual Property Rights used by the Group Companies violates or infringes upon the rights of any Person. To the Knowledge of the Company or any Shareholder, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(p) Insurance. Schedule 3.1(p) sets forth a list of all insurance policies of the Group Companies. The Group Companies are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and

customary in the businesses in which the Group Companies are engaged. To the Company's or any Shareholder's Knowledge, such insurance contracts and policies are accurate and complete. None of the Group Companies has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(q), none of the officers or directors of the Company and, to the Knowledge of the Company or any Shareholder, none of the employees of the Company is presently a party to any transaction with any of the Group Companies (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company or any Shareholder, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Internal Accounting Controls. Except as set forth on Schedule 3.1(r), the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(s) Certain Fees. Except as set forth on Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Except as set forth on Schedule 3.1(s), the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(u) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(v) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or which could violate any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

(w) Indebtedness. Neither the Company nor any Shareholder has Knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. None of the Group Companies is in default with respect to any Indebtedness. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $200,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(x) Tax Status. Except as set forth on Schedule 3(w), the Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

(y) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor, to the Knowledge of the Company or any Shareholder, any of its directors or officers has conducted or will conduct any general solicitation (as that term is

used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Notes or the Warrants.

(z) Foreign Corrupt Practices. Neither the Company, nor to the Knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of Applicable Laws, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended

(aa) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives

(bb) Accountants. The Company's accountants are Kempisty & Company. To the Company's Knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's (or, as the case may be, the Public Entity's) Annual Report on Form 10-K for the year ending December 31, 2007, are a registered public accounting firm as required by the Securities Act.

(cc) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently engaged by the Company and the Company is current with respect to any fees owed to its accountants and lawyers

(dd) Information Provided. Shareholders and the Company have provided the Purchasers with all information that the Purchasers have requested. Each of the Shareholders and the Company has provided the Purchasers with all information that, to the best Knowledge of the Shareholders or the Company, would materially and adversely impact the business and financial condition of any of the Group Companies. None of this Agreement or any other statements or certificates or other materials made or delivered, or to be made or delivered, to the Purchasers in connection herewith, contains any untrue or

misleading statement or omission. No representation or warranty by the Shareholders or the Company in this Agreement or other Transaction Documents and no information or materials provided to any Purchaser in connection with its due diligence investigation of any of the Group Companies contains any untrue or misleading statement or omission. None of the Shareholders and the Company is aware of any fact which has not been disclosed to any Purchaser which could have a Material Adverse Effect on any of the Group Companies. If any of the representations and warranties by the Shareholders or the Company in this Agreement, any of the other statements or certificates or other materials made or delivered to any Purchaser at any time in connection herewith, or materials provided to any Purchaser in connection with its due diligence becomes untrue or misleading in any material respect, the Shareholders shall cause the Company promptly to notify the Purchasers in writing of such fact and of the reasons for such change.

(ee) Purchasers' Reliance. Each of the Shareholders and the Company understands and acknowledges that the Purchasers are entering into this Agreement in reliance upon the representations and covenants of such Shareholders and the Company made herein.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No View to Distribute. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with

applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion and shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) Each Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Securities:

[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Public Entity's transfer agent to effect the removal of the legend hereunder, provided that the removal of such legend is consistent with applicable securities laws. If all or any portion of a Note or Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then, subject to Applicable Law, such Underlying Shares shall be issued free of all

legends upon delivery, in the case of a sale under Rule 144, of the customary Rule 144 documentation. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than ten Trading Days following the delivery by a Purchaser to the Public Entity or its transfer agent of a certificate representing Securities issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Underlying Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

(d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash or, at the option of the Company, in shares of Common Stock, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the average closing price of the Common Stock for the ten Trading Days ending on the day immediately prior to the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to this Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to each Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for each Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Use of Proceeds. The proceeds from the sale of the Securities shall be used for working capital purposes.

4.5 Indemnification of Purchasers. Subject to the provisions of this Section 4.5, the Company and the Shareholders will jointly and severally indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from the Losses that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representation, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of Applicable Laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by an Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

The Shareholders and the Company hereby further agree to, jointly and severally, indemnify and hold harmless each Purchaser Party from and against any and all Losses suffered by such Purchaser Party as a result of, or based upon or arising from any liabilities of any of the Group Companies which have or should have accrued prior to the Closing Date, regardless of whether

any disclosure is made in the Disclosure Schedules attached hereto, or the Purchaser waives any closing conditions, in connection therewith.

4.6 Reservation and Listing of Securities.

(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of the difference of (i) the Actual Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Actual Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

(c) The Company shall: (i) in the time and manner required by the Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Actual Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the Trading Market as soon as possible thereafter, (iii) provide to each Purchaser evidence of such listing, and (iv) use reasonable efforts to maintain the listing of such Common Stock on such Trading Market or another Trading Market. In addition, to the extent required by Applicable Law, the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date, for the purpose of obtaining Shareholder Approval, with the recommendation of the Company's Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal.

4.7 Conversion and Exercise Procedures. The form of Election to Purchase included in the Warrants and the forms of Conversion Notice included in the Notes set forth the totality of the procedures required in order to exercise the Warrants or convert the Notes. No additional legal opinion or other information or instructions shall be necessary to enable each Purchaser to exercise their Warrants or convert their Notes. The Company shall honor exercises of the Warrants and conversions of the Notes and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further

acknowledges that its obligations under the Transaction Documents, including its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.8 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.9 Purchaser Rights to Survive Reverse Merger. The Company shall, and each of the Shareholders shall cause the Company to, complete the Reverse Merger by no later March 31, 2008. The Company hereby absolutely and unconditionally covenants that it will ensure that (i) the Warrants are exercisable for shares of Common Stock of the Public Entity on the same terms as set forth in the Warrants, (ii) the Company's obligations of this Article IV will be assumed by the Public Entity for the benefit of the Purchasers requiring it to perform the Company's obligations hereunder as if they were its own, and (iii) the Purchasers will have the right to become party to the Registration Rights Agreement (to the extent entered into by the Public Entity) and to have the Underlying Shares included in the Registration Statement. The Company will not enter into an agreement respecting a Reverse Merger with any person unless such agreement contains provisions ensuring the survival of the aforementioned rights.

4.10 Public Entity Capital Structure. Following the completion of the Reverse Merger and the consummation of the Financing, the number of issued and outstanding shares of common stock of the Public Entity shall not exceed 30,000,000. In addition, except for the Securities, there shall be no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of common stock, or contracts, commitments, understandings or arrangements by which the Public Entity or any of its subsidiaries is or may become bound to issue additional shares of common stock, of Common Stock Equivalents.

4.11. Make-Good Provision. Following the Reverse Merger, in the event that the Public Entity's pre-tax net income (for each year, the "Actual Income") for (i) the year ended December 31, 2007 ("Fiscal 2007"), shall be less than $4,000,000 (the "2007 Projected Income"), or (ii) the year ended December 31, 2008 ("Fiscal 2008"), shall be less than $10,000,000 (the "2008 Projected Income,") (the 2007 Projected Income and the 2008 Projected Income are herein each referred to separately as the "Applicable Projected Income"), the Public Entity shall issue to each Purchaser for Fiscal 2007 and Fiscal 2008, as applicable, a number of shares that shall be equal to the product of A x B,

where

A= the number of shares issuable upon conversion of the Note issued to such Purchaser at the conversion price on the date hereof (the "Initial Conversion Amount"); and

B= $\frac{\text{Applicable Projected Income minus Actual Income}}{\text{Applicable Projected Income}}$

Notwithstanding anything herein to the contrary, the Public Entity shall issue to each Purchaser a number of shares equal to the Initial Conversion Amount for each of Fiscal 2007 and Fiscal 2008 to the extent that the Actual Income is less than the product of the Applicable Projected Income multiplied by 0.75. Shares required to be issued under this Section 4.11, shall be issued to each Purchaser within the earlier of (i) five days of the filings of the Public Entity's Annual Report on Form 10-K for fiscal year for December 31, 2007 and 2008, respectively, or (ii) 110 days following the Public Entity's fiscal year for December 31, 2007 and 2008, respectively.

4.12 Additional Undertakings. Prior to the date the Reverse Merger is completed, the Company and each of the Shareholders shall cause the Subsidiaries to complete the following actions:

(i) the registered capital of the Subsidiaries, including without limitation, Ganzhou SJ and Hezhou SJ shall be duly contributed as required under Applicable Laws;

(ii) any inconsistency in the licenses or certificates issued to the Subsidiaries shall be corrected to reflect the accurate information, including, without limitation, the discrepancy of business scope of Shenzhen SJ on the business license and the Certificate of Approval issued by relevant government authority;

(i) any approval or certificate required under Applicable Laws that has not been obtained by the Subsidiaries shall be obtained in due course, including, without limitation, any missing fire-control approvals of the Subsidiaries; and

格式化: 項目符號及編號

(iv) any missing lease of the Subsidiaries shall be re-executed and filed pursuant to the Applicable Laws.

ARTICLE V
MISCELLANEOUS

5.1 Fees and Expenses.

(a) Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities as well as any expenses in connection with UCC and other similar searches and filings.

(b) Notwithstanding subsection (a) hereof, the Company shall pay to the

placement agent for the transactions contemplated hereunder a one-time cash fee of $20,000 as reimbursement for legal, due diligence and other services rendered for the Purchasers in connection with this Agreement and the purchase and sale of the Securities. All fees and reimbursements due hereunder will be payable on the Closing Date out of funds held pursuant to the Escrow Agreement.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page prior to 5:30 p.m. (New York City time) on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) three Trading Days following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of a conversion of the Notes or exercise of the Warrant, the Purchaser shall be required to return any shares of Common Stock subject to such conversion or exercise notice.

5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any Applicable Laws, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other

Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through Sichenzia Ross Friedman Ference. Sichenzia Ross Friedman Ference only represents the placement agent for the transactions contemplated hereunder . The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.17 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.18 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SHIN MEI ENTERPRISES LIMITED

Address for Notice:

By:____________________________________

Name:

Title:

T

F

Shen Yu-ping

Peter Zhang

With a copy to (which shall not constitute notice):

T

F

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO _______________
SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________.

Signature of Authorized Signatory of Purchaser: ________________________

Name of Authorized Signatory: ________________________

Title of Authorized Signatory: ________________________

Email Address of Authorized Signatory: ________________________________

Address for Notice of Investing Entity:

Address for Delivery of Securities for Investing Entity (if not same as above):

Subscription Amount: $_________

Principal Note Amount: $__________

Warrant Shares: ________

EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

Exhibits

A Form of Employment Agreement

B Form of Note

C Form of Shareholder Pledge and Escrow Agreement

D Form of Warrant

E Form of Legal Opinion

Schedules